UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2008 (March 19, 2008)

CHINA TRANSINFO TECHNOLOGY CORP.

_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-51792	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086
(Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

_________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 19, 2008, China TransInfo Technology Corp. (the “Company”) held a conference call with the investment community to discuss its financial results for fourth quarter and year ended December 31, 2007. The conference call was broadly accessible to the public by dial-in conference call. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The response to Item 2.02 is incorporated by reference into this Item 7.01.

The information in this Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Transcript of March 19, 2008 conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: March 21, 2008

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of March 19, 2008 conference call